UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2014

LANTRONIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Technology Drive

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 453-3990

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2014, the Board of Directors of Lantronix, Inc. (the “Company”) amended the form of indemnification agreement to be entered into with the Company’s directors and officers. The Company also entered into a new indemnification agreement on the amended form with each director as well as with the Company’s Chief Financial Officer and the Company’s General Counsel. The material changes from the previous form of indemnification agreement are to: (a) remove certain limitations on the advancement of expenses; (b) add a definition of “success upon the merits;” (c) provide that failure to give timely notice shall limit right to indemnification only if the Company is prejudiced by the delay; (d) enhance the right to “tail” directors and officers insurance coverage upon a change in control; (e) provide for contribution in joint liability situations; (f) add provision to require information sharing by the Company if an indemnitee is implicated in certain investigations; and (g) add specific performance as a remedy to enforce the agreement.

The foregoing description of the form of Indemnification Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on November 21, 2014. Of the 14,787,158 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 13,242,119 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

All of the Company’s nominees as listed in the Proxy Statement were elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Bernhard Bruscha	9,578,249	87,903	3,575,967
Kurt F. Busch	9,560,024	106,128	3,575,967
Bruce C. Edwards	9,560,039	106,113	3,575,967
Paul F. Folino	9,560,039	106,113	3,575,967
Hoshi Printer	9,578,924	87,228	3,575,967

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The proposal to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2015 was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,919,491	252,035	70,593	0

Proposal 3: Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,484,226	132,214	49,712	3,575,967

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Form of Indemnification Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2014	LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

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